PORTFOLIO SELECT VARIABLE ANNUITYSM

Issued by

Transamerica Life Insurance Company

Supplement Dated June 4, 2010

to the

Prospectus dated May 1, 2009

Effective on or about July 16, 2010 (“merger date”), the following Evergreen Variable Annuity Trust funds will merge into the following Wells Fargo Variable Trust funds:

MERGING FUNDS	SURVIVING FUNDS
Evergreen VA Fundamental Large Cap Fund	WFAVT Core Equity Fund
Evergreen VA Growth Fund	WFAVT Small Cap Growth Fund
Evergreen VA International Equity Fund	WFAVT International Core Fund
Evergreen VA Omega Fund	WFAVT Omega Growth Fund

If you do not wish to remain allocated to the Surviving Funds, you may generally transfer your policy value allocated in the Surviving Funds to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer or updated investment allocation violates any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or guaranteed withdrawal benefits).

If you reallocate your policy value to another subaccount from the Surviving Funds, you will not be charged for the transfer from that Surviving Fund into another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Portfolio Select Variable AnnuitySM dated May 1, 2009